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               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20509

                            FORM 8-K

                         CURRENT REPORT

 Pursuant to Section 13 or 15(d) of the Securities Exchange Act

                        October 10, 2000
                         Date of Report
               (Date of Earliest Event Reported)

                    FIRST DELTAVISION, INC.
     (Exact Name of Registrant as Specified in its Charter)

       Nevada                         0-23511                87-0412182
(State or other juris-          (Commission File No.)       (IRS Employer
diction of incorporation)                                    I.D. No.)

                          9005 Cobble Canyon Lane
                            Sandy, Utah 84093
                        --------------------------
                 (Address of Principal Executive Offices)

                Registrant's Telephone Number:  (801) 942-0555

Item 4.     Changes in Registrant's Certifying Accountant.
            ----------------------------------------------

            Schvaneveldt and Company, Certified Public Accountants, of Salt Lake City, Utah, audited the financial statements of the Registrant for the calendar years ended June 30, 1999, 1998, 1997 and 1996. These financial statements accompanied the Registrant's Annual Reports on Form 10-KSB for the calendar years ended June 30, 1999, 1998 and 1997 which were previously filed with the Securities and Exchange Commission and which are incorporated herein by reference.

          Darrell T. Schvaneveldt, CPA, who owned and operated Schvaneveldt and Company as a sole proprietorship, died on September 8, 2000.

            On October 10, 2000, the Board of Directors of the Registrant unanimously resolved to engage Pritchett, Siler & Hardy, Certified Public Accountants, of Salt Lake City, Utah, to audit the Registrant's financial statements for the calendar year ended June 30, 2000.

            There were no disagreements between the Registrant and Schvaneveldt and Company, whether resolved or not resolved, on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved, would have caused it to make reference to the subject matter of the disagreement in connection with its reports.

            The Reports of Schvaneveldt and Company did not contain any adverse opinion or disclaimer of opinion, and with the exception of a standard "going concern" qualification for a development stage company, were not qualified or modified as to uncertainty, audit scope or accounting principles.

            During the Registrant's three most recent calendar years, and since then, neither Schvaneveldt and Company nor Pritchett, Siler & Hardy, has advised the Registrant that any of the following exists or is applicable:

            (1) That the internal controls necessary for the Registrant to develop reliable financial statements do not exist, that information has come to their attention that has led them to no longer be able to rely on management's representations or that has made them unwilling to be associated with the financial statements prepared by management;

            (2) That the Registrant needs to expand significantly the scope of its audit, or that information has come to their attention that if further investigated may materially impact the fairness or reliability of a previously issued audit report or the underlying financial statements or any other financial presentation or cause them to be unwilling to rely on management's representations or be associated with the Registrant's financial statements for the foregoing reasons or any other reason; or

            (3) That they have advised the Registrant that information has come to their attention that they have concluded materially impacts the fairness or reliability of either a previously issued audit report or the underlying financial statements for the foregoing reasons or any other reason.

          During the Registrant's three most recent calendar years and since then, the Registrant has not consulted Pritchett, Siler & Hardy regarding the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Registrant's financial statements or any other financial presentation whatsoever.

          Because of the death of Mr. Schvaneveldt, the Registrant has not provided Schvaneveldt and Company with a copy of this disclosure under this Report.

Item 7.     Financial Statements and Exhibits.

            (a) Financial Statements of Businesses Acquired.

            None; not applicable.

          (b) Pro Forma Financial Information.

            None; not applicable.

            (c)  Exhibits.

          None; not applicable.

                           SIGNATURES

          Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                              FIRST DELTAVISION, INC.

Date: 10/10/2000                       By/S/David C. Merrell
     --------------                     -------------------------------------
                                        David C. Merrell
                                        Director and President


Date: 10/10/2000                       By/S/Todd D. Ross
     --------------                     -------------------------------------
                                        Todd D. Ross
                                        Director and Treasurer